UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2010

Valiant Health Care, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53496	26-0655541
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

210 N. University Drive, Suite 810
Coral Springs, Florida 33071
(Address of Principal Executive Office) (Zip Code)

(954) 755-5564
(Registrant’s telephone number, including area code)

Willing Holding, Inc.
21218 St. Andrews Blvd. #131
Boca Raton,  Florida 33432
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 7, 2010, the board of directors of the registrant Valiant Health Care, Inc. (formerly known as Willing Holding, Inc.) (the “Company”) approved the dismissal of the Company’s independent registered public accounting firm, Gruber & Company LLC (“Gruber”).  On that date, the board approved and ratified the engagement of M&K CPAS, PLLC, (“M&K”) to serve as the Company’s independent registered public accountants for the 1st Q ended March 31, 2010 and the fiscal year ended December 31, 2010.  During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of M&K, the Company did not consult with M&K regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.  During each of the fiscal years ended December 31, 2009 and December 31, 2008 and the subsequent period from January 1, 2010 through the Company’s notice to Gruber of its dismissal on June 8,  2010 (the “Dismissal Notice”),  there were no disagreements between the Company and Gruber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Gruber, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The reports of Gruber regarding the Company’s financial statements for the periods as of  and through the years ended December 31, 2009 and 2008 contained an opinion with a going concern disclaimer as a result of the amount of Company indebtedness and retained deficit.

The Company has provided Gruber with a copy of the above disclosures and has requested that Gruber furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company. A copy of that letter, dated July 30, 2010, is incorporated herein by reference to Exhibit 16.1 of the Company’s Form 8-K report.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

16.1	Letter from Gruber & Company LLC dated July 30, 2010 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALIANT HEALTH CARE, INC. (f/k/a WILLING HOLDING, INC.)
(Registrant)

Date: July 30, 2010	By:	/s/ Mirella Salem
	Name:	Mirella Salem
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Gruber & Company LLC, dated July 30, 2010 to the Securities and Exchange Commission.